Consolidated Statement of Cash Flows Consolidated Statement of Cash Flows	12 Months Ended
Dec. 31, 2017
Supplemental Cash Flow Information [Abstract]
Consolidated Statements of Cash Flows
CONSOLIDATED STATEMENTS OF CASH FLOWS
The changes in non-cash balances related to operations consist of the following:

Year ended December 31 (millions of dollars)	2017	2016
Accounts receivable	191	(59)
Due from related parties	(215)	(40)
Materials and supplies	1	2
Prepaid expenses and other assets	2	(17)
Accounts payable	7	18
Accrued liabilities	(89)	52
Due to related parties	88	113
Accrued interest	(6)	9
Long-term accounts payable and other liabilities	(2)	6
Post-retirement and post-employment benefit liability	86	84
	63	168

Capital Expenditures
The following table reconciles investments in property, plant and equipment and the amounts presented in the Consolidated Statements of Cash Flows after accounting for capitalized depreciation and the net change in related accruals:

Year ended December 31 (millions of dollars)	2017	2016
Capital investments in property, plant and equipment	(1,482)	(1,624)
Capitalized depreciation and net change in accruals included in capital investments in property, plant and equipment	26	30
Cash outflow for capital expenditures – property, plant and equipment	(1,456)	(1,594)
The following table reconciles investments in intangible assets and the amounts presented in the Consolidated Statements of Cash Flows after accounting for the net change in related accruals:

Year ended December 31 (millions of dollars)	2017	2016
Capital investments in intangible assets	(74)	(67)
Net change in accruals included in capital investments in intangible assets	(6)	6
Cash outflow for capital expenditures – intangible assets	(80)	(61)

Capital Contributions
Hydro One enters into contracts governed by the OEB Transmission System Code when a transmission customer requests a new or upgraded transmission connection. The customer is required to make a capital contribution to Hydro One based on the shortfall between the present value of the costs of the connection facility and the present value of revenues. The present value of revenues is based on an estimate of load forecast for the period of the contract with Hydro One. Once the connection facility is commissioned, in accordance with the OEB Transmission System Code, Hydro One will periodically reassess the estimated of load forecast which will lead to a decrease, or an increase in the capital contributions from the customer. The increase or decrease in capital contributions is recorded directly to fixed assets in service. In 2017, capital contributions from these reassessments totalled $9 million (2016 – $21 million), which represents the difference between the revised load forecast of electricity transmitted compared to the load forecast in the original contract, subject to certain adjustments.
Supplementary Information

Year ended December 31 (millions of dollars)	2017	2016
Net interest paid	452	418
Income taxes paid	11	30